UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(E)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

COTERRA ENERGY INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
No fee required.
Fee paid previously with preliminary materials.
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Explanatory Note

On March 20, 2023, Coterra Energy Inc. (“Coterra” or the “Company”) filed with the Securities and Exchange Commission its Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) and a related proxy card (the “Original Proxy Card”) for Coterra’s 2023 annual meeting of shareholders to be held on May 4, 2023. To clarify shareholders’ alternatives for voting on the election of directors, Coterra is providing an updated proxy card with the voting options for Item 1 revised to “For,” “Against” and “Abstain” with respect to each individual director nominee. If you already voted on the Original Proxy Card, any votes cast “For” or “Withhold” from a director nominee will be counted as a vote “For” or “Against” such director nominee, respectively. If you already voted and wish to vote on the revised proxy card, you may do so via any of the means described in the Proxy Statement. Except as described herein, the revised proxy card does not modify, amend, supplement, or otherwise affect the Proxy Statement or the Original Proxy Card.

PROXY

COTERRA ENERGY INC.

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 4, 2023
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby makes, constitutes, and appoints Thomas E. Jorden and Marcus G. Bolinder and each of them (with the power of substitution) proxies for the undersigned to represent and to vote, as designated below, all shares of Common Stock of Coterra Energy Inc. held of record by the undersigned on March 9, 2023 at the 2023 annual meeting of shareholders to be held on May 4, 2023 at 8:00 a.m. CST at Hotel ZaZa Memorial City, 9787 Katy Freeway, Houston, TX 77024 or any adjournment or postponement thereof.

This proxy, when properly executed, will be voted as directed herein. If no direction is made this proxy will be voted "FOR" each director nominee in Proposal 1, "FOR" Proposals 2, 3, and 5, FOR "1 YEAR" in Proposal 4, and "AGAINST" Proposals 6 and 7. The proxies named above also will vote in their discretion upon such other business as may properly come before the annual meeting or any adjournment thereof, including procedural matters and matters relating to the conduct of the annual meeting.

You are encouraged to specify your choices by marking the appropriate boxes on the reverse side. The proxies cannot vote your shares unless you sign and return this card or vote by telephone or Internet as described below before the annual meeting.

Voting by telephone or Internet eliminates the need to return this proxy card. Your vote authorizes the proxies named above to vote your shares to the same extent as if you had marked, signed, dated, and returned the proxy card. Before voting, read the proxy statement and proxy voting instructions.

Thank you for voting.

(Continued and to be marked, dated, and signed on other side)

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held May 4, 2023:

The Proxy Statement, 2022 Form 10-K, and 2022 Annual Report are available at:
http://www.viewproxy.com/CoterraEnergy/2023

Please mark your votes like this ☒

The Board of Directors recommends a vote "FOR" each director nominee in Proposal 1, "FOR" Proposals 2, 3, and 5, FOR "1 YEAR" in Proposal 4, and "AGAINST" Proposals 6 and 7.

Proposal 1. The election of the 10 director nominees named in the attached proxy statement to our Board of Directors.

NOMINEES:	FOR	AGAINST	ABSTAIN
(1) Thomas E. Jorden	☐	☐	☐
(2) Robert S. Boswell	☐	☐	☐
(3) Dorothy M. Ables	☐	☐	☐
(4) Amanda M. Brock	☐	☐	☐
(5) Dan O. Dinges	☐	☐	☐
(6) Paul N. Eckley	☐	☐	☐
(7) Hans Helmerich	☐	☐	☐
(8) Lisa A. Stewart	☐	☐	☐
(9) Frances M. Vallejo	☐	☐	☐
(10) Marcus A. Watts	☐	☐	☐

Proposal 2. The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2023.

FOR ☐ AGAINST ☐ ABSTAIN ☐

Proposal 3. A non-binding advisory vote to approve the compensation of our named executive officers.

FOR ☐ AGAINST ☐ ABSTAIN ☐

Proposal 4. A non-binding advisory vote to approve the frequency of the advisory vote on executive compensation.

1 YEAR ☐ 2 YEARS ☐ 3 YEARS ☐ ABSTAIN ☐

Proposal 5. Approval of the Coterra Energy Inc. 2023 Equity Incentive Plan.

FOR ☐ AGAINST ☐ ABSTAIN ☐

Proposal 6. A shareholder proposal regarding a report on reliability of methane emission disclosures.

FOR ☐ AGAINST ☐ ABSTAIN ☐

Proposal 7. A shareholder proposal regarding a report on corporate climate lobbying.

FOR ☐ AGAINST ☐ ABSTAIN ☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournment thereof, including procedural matters and matters relating to the conduct of the annual meeting.

Please indicate if you plan to attend this meeting ☐

Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐

CONTROL NUMBER

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Date ______________________________

Signature ______________________________

Signature (Joint Owners) ______________________________

Note: Please sign exactly as your name or names appear on this card. Joint owners should each sign personally. If signing as a fiduciary or attorney, please give your exact title.

▲ **PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.** ▲

CONTROL NUMBER

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PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone.

INTERNET

Vote Your Proxy on the Internet:
Go to www.aalvote.com/CTRA

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:
Call 1-(866)-804-9616

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.